Exhibit 10.39(b)
FOURTH AMENDMENT TO THE AMENDED AND RESTATED
SERIES 2002-2 SUPPLEMENT
          This FOURTH AMENDMENT TO THE AMENDED AND RESTATED SERIES 2002-2 SUPPLEMENT (this “Amendment”), dated as of November 28, 2005, amends the Amended and Restated Series 2002-2 Supplement (the “Series 2002-2 Supplement”), dated as of November 22, 2002, as amended by the First Amendment thereto, dated as of October 30, 2003, the Second Amendment thereto, dated as of June 3, 2004, and the Third Amendment thereto, dated November 30, 2004, and is among CENDANT RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“CRCF”), CENDANT CAR RENTAL GROUP, INC. (as assignee of Avis Rent A Car System, Inc.), a corporation organized under the laws of Delaware (“CCRG”), as administrator, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), a national banking association, as administrative agent, the several commercial paper conduits listed on Schedule I thereto (each a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each a “Funding Agent” with respect to such CP Conduit Purchaser), THE BANK OF NEW YORK, a New York banking corporation, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2002-2 Noteholders (in such capacity, the “Series 2002-2 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between CRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2002-2 Supplement, as applicable.
W I T N E S S E T H:
          WHEREAS, pursuant to Section 12.2(ii) of the Base Indenture, any amendment to any Supplement which extends the due date for any Note requires the consent of CRCF, the Trustee and each affected Noteholder of the applicable Series of Notes;
          WHEREAS, the parties desire to amend the Series 2002-2 Supplement to extend the Scheduled Expiry Date; and
          WHEREAS, CRCF has requested the Trustee, the Series 2002-2 Agent and each CP Conduit Purchaser, APA Bank and Funding Agent to, and, upon the effectiveness of this Amendment, CRCF, the Trustee, the Series 2002-2 Agent and each CP Conduit Purchaser, APA Bank and Funding Agent have agreed to, amend certain provisions of the Series 2002-2 Supplement as set forth herein;
          NOW, THEREFORE, it is agreed:

1.	Amendment to Defined Terms. The following defined term, as set forth in Article I(b) of the Series 2002-2 Supplement, is hereby amended and restated in its entirety as follows:
          ““Scheduled Expiry Date” means, with respect to any Purchaser Group, the later of (a) March 29, 2006 and (b) the last day of any extension thereof made in accordance with Section 2.6(b).”
2.	Waiver of Notice Requirement and Certificate and Consent to Extension under Section 2.6(b). Each Purchaser Group, by executing this Amendment, solely with respect to this Amendment, (i) hereby waives the requirements set forth in Section 2.6(b) of the Series 2002-2 Supplement that CRCF provide the Administrative Agent with (x) sixty (60) days prior written notice of any proposed extension of the Scheduled Expiry Date and (y) a certificate from the chief financial officer of CRCF to the effect set forth in Schedule 8.3(d) of the Base Indenture and (ii) hereby agrees to the extension of the Scheduled Expiry Date as effected by this Amendment.

3.	This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2002-2 Supplement.

4.	This Amendment shall become effective as of the first date (such date, the “Amendment Effective Date”) on which each of the following have occurred: (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment and (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment.

5.	From and after the Amendment Effective Date, all references to the Series 2002-2 Supplement shall be deemed to be references to the Series 2002-2 Supplement as amended hereby.

6.	This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

7.	THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

CENDANT RENTAL CAR FUNDING
(AESOP) LLC, as Issuer

By:	/s/ Lori Gebron

Name: Lori Gebron
Title: Vice President

THE BANK OF NEW YORK, as Trustee and Series 2002-2 Agent

By:	/s/ Eric A. Lindahl

Name: Eric A. Lindahl
Title: Agent

AGREED, ACKNOWLEDGED AND CONSENTED:

SHEFFIELD RECEIVABLES CORPORATION,
as a CP Conduit Purchaser under the Series
2002-2 Supplement
By:	Barclays Bank PLC
as Attorney-in-Fact

By:	/s/ Janette Lieu

Name: Janette Lieu
Title: Director

BARCLAYS BANK PLC,
as a Funding Agent and an APA Bank under
the Series 2002-2 Supplement
By:	/s/ Jeffrey Goldberg

Name: Jeffrey Goldberg
Title: Associate Director

GEMINI SECURITIZATION CORP., LLC,
as a CP Conduit Purchaser under the Series
2002-2 Supplement
By:	/s/ Geraldine St-Louis

Name: Geraldine St-Louis
Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Funding Agent and an APA Bank under
the Series 2002-2 Supplement
By:	/s/ Michael Cheng

Name: Michael Cheng
Title: Director

By:	/s/ Kevin Tanzer

Name: Kevin Tanzer
Title: Vice President

LIBERTY STREET FUNDING CORPORATION,
as a CP Conduit Purchaser under the Series
2002-2 Supplement
By:	/s/ Bernard J. Angelo

Name: Bernard J. Angelo
Title: Vice President

THE BANK OF NOVA SCOTIA,
as a Funding Agent and an APA Bank under
the Series 2002-2 Supplement
By:	/s/ Norman Last

Name: Norman Last
Title: Managing Director

YC SUSI TRUST,
as a CP Conduit Purchaser under the Series
2002-2 Supplement

By:	Bank of America, National Association,
as Administrative Trustee

By:	/s/ John Zeszutek

Name: John Zeszutek
Title: Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION,
as a Funding Agent and an APA Bank under
the Series 2002-2 Supplement
By:	/s/ John Zeszutek

Name: John Zeszutek
Title: Vice President

PARADIGM FUNDING LLC,
as a CP Conduit Purchaser under the Series
2002-2 Supplement
By:	/s/ Doris J. Hearn

Name: Doris J. Hearn
Title: Vice President

WESTLB AG, NEW YORK BRANCH,
as a Funding Agent and an APA Bank under
the Series 2002-2 Supplement
By:	/s/ Matthew F. Tallo

Name: Matthew F. Tallo
Title: Director

By:	/s/ Elizabeth R. Wilds

Name: Elizabeth R. Wilds
Title: Director

CHARTA, LLC,
as a CP Conduit Purchaser

Citicorp North America, Inc., as
By:	Attorney-in-Fact

By:	/s/ Rosalia Agresti

Name: Rosalia Agresti
Title: Vice President

CITIBANK, N.A., as
an APA Bank
By:	/s/ Williams G. Martens III

Name: William G. Martens III
Title: Vice President

CITICORP NORTH AMERICA, INC.,
as a Funding Agent
By:	/s/ Rosalia Agresti

Name: Rosalia Agresti
Title: Vice President

JUPITER SECURITIZATION CORPORATION,
as a CP Conduit Purchaser under
the Series 2002-2 Supplement
By:	/s/ George S. Wilkins

Name: George S. Wilkins
Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
(formerly known as JPMorgan Chase Bank),
as a Funding Agent under the Series
2002-2 Supplement
By:	/s/ George S. Wilkins

Name: George S. Wilkins
Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
(formerly known as JPMorgan Chase Bank),
as an APA Bank under the Series
2002-2 Supplement
By:	/s/ George S. Wilkins

Name: George S. Wilkins
Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
(formerly known as JPMorgan Chase Bank),
as Administrative Agent under the Series
2002-2 Supplement
By:	/s/ George S. Wilkins

Name: George S. Wilkins
Title: Vice President